UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 5, 2020

Ingersoll Rand Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38095	46-2393770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800-A Beaty Street
Davidson, North Carolina 28036
(704) 655-4000
(Address, including zip code, of principal executive offices and registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	IR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Ingersoll Rand Inc. (the “Company” or “we” or “our”) is filing this Current Report on Form 8-K (this “Form 8-K”) to recast certain previously reported amounts to conform with the segment reporting changes made during the first quarter of 2020 based on how the Company’s Chief Operating Decision Maker (“CODM”) reviews performance and allocates resources, with respect to the financial information contained in our Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Form 10-K”).

Subsequent to the acquisition of the Industrials Business of Ingersoll-Rand plc (“Ingersoll Rand Industrial”) during the first quarter of 2020, we reorganized our reportable segments. As a result, we no longer report under the reportable segments of Industrial, Energy and Medical. Instead, we present financial information for the reportable segments of Industrial Technologies and Services, Precision and Science Technologies, Specialty Vehicle Technologies and High Pressure Solutions. Our CODM now regularly reviews financial information to allocate resources and assess performance utilizing these reorganized segments. The Specialty Vehicle Technologies segment, however, is comprised entirely of operations we acquired as part of the acquisition of Ingersoll Rand Industrial and is therefore not included in our results of operations for periods prior to the acquisition.

The Company is filing this Form 8-K voluntarily to recast its consolidated financial statements for each of the years ended December 31, 2019, 2018 and 2017, to reflect the changes in segment presentation as described above in order to be consistent with the segment presentation in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020. The updates do not represent a restatement of previously issued financial statements. The recast information of Items contained in the 2019 Form 10-K is presented in Exhibits 99.1, 99.2 and 99.3 to this Form 8-K.

The information included in this Form 8-K is presented for informational purposes only in connection with the reporting changes described above and does not amend or restate other information within our audited consolidated financial statements, which were included in the 2019 Form 10-K. This Form 8-K does not reflect events occurring after we filed our 2019 Form 10-K and does not in any way modify or update the disclosures therein, other than to illustrate the changes made based on how the CODM assesses segment performance and makes resource allocation decisions as described above. For developments subsequent to the filing of the 2019 Form 10-K, refer to our later filed Current Reports on Form 8-K and our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1
Updates, where applicable, to Part I, Item 1. Business, from the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on February 26, 2020

99.2
Updates, where applicable, to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on February 26, 2020

99.3
Updated Part II, Item 8. Financial Statements and Supplementary Data, from the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on February 26, 2020

101.INS	Inline XBRL Instance Document
101.SCH	Inline XBRL Taxonomy Extension Schema
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL RAND INC.

By:	/s/ Andrew Schiesl
Andrew Schiesl
Senior Vice President, General Counsel, Chief Compliance Officer, and Secretary

Date: June 5, 2020